                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 15, 2006

                Corporate Asset Backed Corporation, on behalf of
              CABCO Series 2004-101 Trust (Goldman Sachs Capital I)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                     001-32193                 22-3281571
(STATE OR OTHER JURISDICTION          (COMMISSION             (I.R.S. EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)

          445 Broad Hollow Road
                Suite 239
           Melville, New York                                       11747
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700

   ___________________________________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     This current report on Form 8-K relates to the quarterly distribution reported to the holders of CABCO Series 2004-101 Trust (Goldman Sachs Capital I) (the "Trust") Floating Rate Callable Certificates (the "Certificates") relating to the 6.345% Goldman Sachs Capital I Capital Securities due February 15, 2034 (the "GS Securities"), which was made on August 15, 2006.

     The Trust was created by the Trust Agreement, dated as of May 20, 2004, between Corporate Asset Backed Corporation, as the depositor (the "Depositor"), and U.S. Bank Trust National Association, as trustee (the "Trustee"), providing for the issuance of $150,000,000 aggregate certificate principal balance of Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $150,000,000 principal amount of the GS Securities, all payments on or collections in respect of the GS Securities due on and after May 20, 2004, and the rights of the Trust under the Swap Agreement, dated as of May 20, 2004, between the Trust and UBS AG, as the swap counterparty. The Goldman Sachs Group, Inc., the guarantor of the GS Securities, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-14965). You may read and copy any reports, statements and other information filed by The Goldman Sachs Group, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on The Goldman Sachs Group, Inc. and please refer to these periodic and current reports filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Trustee's Distribution Report with respect to the August 15, 2006 Distribution Date for the CABCO Series 2004-101 Trust (Goldman Sachs Capital I).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CORPORATE ASSET BACKED CORPORATION,
                                        as Depositor of CABCO Series 2004-101
                                        Trust (Goldman Sachs Capital I)


                                        By: /s/ Robert D. Vascellaro
                                            ------------------------------------
                                        Name: Robert D. Vascellaro
                                        Title: Vice President

Date: August 22, 2006

                                  EXHIBIT INDEX

Exhibit
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99.1      Trustee's Distribution Report with respect to the August 15, 2006
          Distribution Date for the CABCO Series 2004-101 Trust (Goldman Sachs
          Capital I).